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                                                                   Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 6, 1997, in the Amendment to Registration Statement on Form SB-2 and related Prospectus of Ribozyme Pharmaceuticals, Inc. for the registration of 1,400,000 shares of its Common Stock.





Denver, Colorado

September 15, 1997                                             ERNST & YOUNG LLP